NATIONWIDE MUTUAL FUNDS
Nationwide Alternatives Allocation Fund
Nationwide Bond Fund
Nationwide Bond Index Fund
Nationwide Enhanced Income Fund
Nationwide Fund
Nationwide Government Bond Fund
Nationwide Growth Fund
Nationwide International Index Fund
Nationwide International Value Fund
Nationwide Mid Cap Market Index Fund
Nationwide Money Market Fund
Nationwide S&P 500 Index Fund
Nationwide Short Duration Bond Fund
Nationwide Small Cap Index Fund
Nationwide Small Company Growth Fund
Nationwide U.S. Small Cap Value Fund

Supplement dated May 22, 2012
to the Statement of Additional Information dated February 29, 2012, as revised March 28, 2012

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information (“SAI”).

1.           Effective immediately, the third paragraph under the heading “Derivative Instruments” on page 28 of the SAI is deleted and replaced with the following paragraph:

The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the CFTC. Each Fund is operated by a person who has claimed an exclusion from the definition or the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA. On February 9, 2012, the CFTC adopted certain regulatory changes that would subject a registered investment company and its investment adviser to regulation by the CFTC if the registered investment company invests more than a prescribed level of its assets in futures and certain other instruments, or if the registered investment company markets itself as providing investment exposure to such instruments or to commodities. Upon the effectiveness of these regulatory changes, a Fund that invests in futures or other derivatives may become subject to the CFTC regulatory requirements, and the disclosure and operations of such Fund would need to comply with applicable CFTC regulations. Compliance with these additional regulatory requirements would likely increase Fund expenses. Alternatively, a Fund may need to abandon or otherwise limit its investments in derivatives, which could deprive the Fund of the investment benefits that use of derivatives may provide. Other potentially adverse regulatory initiatives could also develop.

2.           Effective immediately, the sixth paragraph under the heading “Other Dealer Compensation” on page 80 of the SAI is deleted and replaced with the following paragraph:

Additional Compensation to Financial Institutions. The unaffiliated financial institutions that receive additional compensation (as described in the prospectus) from NFA or NFD, from their own resources, include the following series of the Trust (the information set forth below is considered complete as of the date of this SAI, and as supplemented; however, agreements may be entered into, terminated, or amended, from time to time, without notice or change to the SAI):

3.           Effective immediately, the following is added to the information regarding unaffiliated financial institutions under the heading “Additional Compensation to Financial Institutions” beginning on page 81 of the SAI:

Raymond James & Associates, Inc. and Raymond James Financial Services, Inc. (collectively, “Raymond James”)

NFA, pursuant to a written agreement, pays Raymond James an annual fee calculated quarterly against the total value of shares of Fund shares held by customers of Raymond James according to the following schedule:

Assets	Annual Rate

Less than $500 million	0.07% (7 basis points)
$500 million to $1 billion	0.06% (6 basis points)
$1 billion to $5 billion	0.05% (5 basis points)
$5 billion and greater	0.04% (4 basis points)

The fee is subject to an annual minimum of $15,000.

In addition, NFD, pursuant to a separate written agreement, pays Raymond James quarterly a service fee at the annual rate of 0.05% (5 basis points) of the Fund shares purchased through Raymond James’ Passport, IMPAC, Independent Clearing Account and Opportunity accounts.  The agreements apply to all current and future shares held by customers of Raymond James in all series of the Trust, except for the following series:  Nationwide Bond Index Fund; Nationwide International Index Fund; Nationwide Mid Cap Market Index Fund; Nationwide S&P 500 Index Fund; Nationwide Small Cap Index Fund; Nationwide Money Market Fund; and Nationwide Alternatives Allocation Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE